UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2007

Date of reporting period: July 1, 2006— June 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Growth and Income Fund

6|30|07

Annual Report

PUTNAM INVESTMENTS

4¢
10 CENTS
U.S. POSTAGE
3¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International
Growth and
Income Fund

6| 30| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	38
Brokerage commissions	38
Shareholder meeting results	39
About the Trustees	40
Officers	44

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Growth and Income Fund:
a value approach to international investing

As a shareholder of Putnam International Growth and Income Fund, you are positioning some of your money in companies outside the United States that Putnam Management believes will benefit from positive changes. While investors should remember that international investing involves economic, political, and currency risks, the fund lets you take advantage of the capital appreciation potential of international companies that are changing to compete in a dynamic global economy.

The fund follows what’s known as a “value” strategy, in which the managers seek to identify undervalued stocks of large and midsize international companies that are considered likely to benefit from positive business changes.

International markets provide a vibrant setting for two types of corporate change — industry deregulation and the privatization of state-owned enterprises. Deregulation gives many large companies greater growth potential, while privatization may allow investors to become shareholders in companies formerly owned by a government.

Other examples of change include corporate restructurings to cut costs and shed unproductive units, which have been particularly prominent developments in companies in Europe and Japan. Mergers and acquisitions, which have increased in frequency and scope in international markets in recent years, can also create compelling value opportunities for investors. To identify and analyze these opportunities, the fund’s management team relies on Putnam’s proprietary research. This research is generated by Putnam analysts based in Boston, as well as in London and Tokyo for better access to information about international markets and companies. Also, Putnam’s value approach includes a disciplined process for selling stocks that the management team believes are fully valued in an effort to reduce the risk of owning overpriced securities.

Putnam International Growth and Income Fund combines the potential benefits of international investing with Putnam’s value strategy. Since 1996, the fund has pursued the capital appreciation potential of undervalued companies in international markets that have undertaken positive changes to compete in the global economy.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

A rising equity culture
fuels the growth of
international markets.

Many analysts believe that as equity markets expand, an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term financial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, Slovenia established a stock exchange. By 1992, Hungary, China, and several other nations had followed.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Market integration and corporate strategies focused on shareholder value have enhanced value investment opportunities since the fund launched in 1996.

Performance and portfolio snapshots

Putnam International Growth
and Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 10–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We have a positive view on international
markets, and we believe the sustained growth
in resource-based economies will continue to
fuel strong results in these markets.”

Pamela Holding, Portfolio Leader, Putnam International Growth and Income Fund

The top 10 country allocations represent 80.7% of the portfolio's net assets and will vary over time. The remaining net assets are allocated among 17 other countries.

Report from the fund managers

The year in review

Carefully planned positioning strategies enabled your fund to take advantage of vibrant growth in several international markets and sectors during its 2007 fiscal year, which ended June 30, 2007. One such strategy was our emphasis on European markets, particularly Germany. German economic expansion surpassed investors’ expectations during the period, and we believe this is a result of German companies striving to meet the growing demands of Asian and emerging European economies, such as Russia, Poland, and the Czech Republic. On another front, we seized an opportunity to benefit from steel-company stocks, which had lagged when other commodities experienced strong gains. We purchased a sampling of stocks that provided broad exposure to the steel sector, both in terms of global geographic location and product offerings. As the price of steel rose, these holdings appreciated. Another successful strategy we used sought to capitalize on China’s virtually insatiable demand for energy, and involved establishing positions in some of China’s coal companies. We believe these three strategies helped the fund’s results before sales charges edge ahead of the average return for its Lipper peer group, International Large-Cap Value Funds. However, positions in financials and consumer cyclicals and regional exposure to Japan detracted from the fund’s returns, which may account for its modest underperformance relative to its benchmark index for the period.

Market overview

During the period, we carefully monitored a number of themes unfolding in global markets. Most important to us was Europe’s economic growth, which was much stronger than expected. The German economy was particularly robust. In addition, we believe European companies are beginning to reap the benefits of major productivity improvements that could potentially drive earnings growth for years to come. Furthermore, companies are returning value to shareholders through stock buybacks, dividend policies, and the restructuring of labor forces. In our view, these factors provide solid valuation support for many stocks across Europe. The synergy of economic growth and earnings growth in Europe appears likely to enable European stocks to continue their strong performance for some time to come.

A similar combination of positive influences has been at work in China. Lower labor costs have fueled earnings growth thus far, but we believe productivity improvements and technological advances could lead earnings growth in this region to surpass current expectations. Other emerging Asian economies, as well as emerging European economies and India, were strong drivers of global growth.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 6/30/07. See the previous page and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

U.S. economic expansion and corporate earnings were better than expected. Japan’s economy struggled with weak consumer spending and lackluster corporate profits, and Japanese stocks underperformed as a result.

Natural resource-based economies, including Brazil and Australia, continued to perform extremely well. The best-performing sectors were energy and basic materials.

Strategy overview

Our portfolio strategy places primary importance on the fundamental analysis of individual stocks. We try to find securities that are misunderstood and undervalued by the market. Often, these are stocks of companies that have niche positions within their industries. This bottom-up approach is supported by top-down analysis, which seeks to identify opportunities within the broader context of international regions and sectors. We try to capitalize on the natural business and economic cycles of international markets.

As noted previously, in terms of our regional focus, we pursued value opportunities in Europe with a focus on Germany as well as the United Kingdom. With regard to investing in India and China, it was very difficult to find stocks from these countries that satisfied the fund’s valuation criteria, so we focused instead on the stocks of companies with exposure to these markets. For example, we bought shares of Suzuki Motors, a Japanese automaker that manufactures and sells cars in India. To take advantage of the burgeoning middle class in China, the fund has positions in luxury brands like BMW and Christian Dior. Japan’s markets continued to be weaker than we expected, and we are currently reevaluating the fund’s exposure there. Nevertheless, the fund’s exposure to Japanese equities was positive overall, because several individual stocks contributed strong returns.

From a sector perspective, the portfolio emphasized basic materials and energy. Our strategic focus on steel companies worked well as the global forces of supply and demand began to restore balance in the price of steel relative to other commodities. One of our most successful strategies within the energy sector was that of building positions in China’s coal industry.

Your fund’s holdings

The fund’s strongest performers for fiscal 2007 exemplify some of the themes we’ve already discussed, as well as our efforts to look at companies with a perspective that may differ from the prevailing market view. Voestalpine AG, one of the portfolio’s top performers, is a high-quality Austrian steel manufacturer. As with other steel-related stocks, it lagged because the market put a low price on

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

steel. We believed the market was underestimating the high value-added nature of the company’s niche product —rail lines that are used to transport people and materials in and out of mines. The stock gained value during the period, and we believe the company’s growth potential looks favorable based on sustained demand for materials. We have continued to build the position, which is overweighted relative to the benchmark.

We believed that Norwegian conglomerate Orkla was completely misunderstood by the market. Three or four years ago, Orkla was predominantly a branded consumer-goods company. The market valued the stock in line with other food and beverage companies, but in fact, the company has invested recent earnings heavily in an aluminum extrusion business and in Renewable Energy Corporation, one of the world’s leading solar energy companies. In our view, exposure to these other businesses was driving Orkla’s growth. When the market began to recognize the value of these other assets, the stock appreciated substantially. It continues to be one of the portfolio’s larger positions.

China Petroleum and Chemical Corp. (Sinopec) is the third-largest energy company in China. It is widely perceived as a refining and marketing company. Sinopec purchases petroleum in the global marketplace and was hampered not only by volatile market pricing, but also by government-imposed caps on what it could charge consumers. The company has been extremely conservative in the release of its proven reserves. In our view, the market vastly underestimated the potential reserves in Sinopec’s oil fields, which we believe are abundant. Our most current information supports this view. Investors have begun to reframe Sinopec as an exploration and production company, and this has boosted the stock’s valuation.

Naturally, some positions and strategies failed to meet our expectations during the period. Merger-and-acquisition activity was especially robust, but acquisitions are difficult to forecast and do not always go smoothly. In general, we have found it more rewarding to own shares of a company that will be acquired, as opposed to owning the stock of the purchasing company, which may face challenges as it integrates the acquired company into its business. The portfolio had owned shares of ABN AMRO, a particularly cheap banking stock that, in our view, was an attractive acquisition target. Over the course of time, we recognized that there were equally attractive opportunities in other banks that had stronger management and greater growth potential. Although the fund did, strictly speaking, have a gain on this position, we consider it a detractor from performance because we sold the stock a

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 6/30/07. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry

BP PLC (2.9%)	United Kingdom	Oil and gas

Allianz SE (2.6%)	Germany	Insurance

Credit Suisse Group (2.4%)	Switzerland	Investment banking/brokerage

Banco Santander Central Hispano SA (2.2%)	Spain	Banking

Barclays PLC (1.9%)	United Kingdom	Banking

Banco Bilbao Vizcaya Argentaria SA (1.8%)	Spain	Banking

Royal Bank of Scotland Group PLC (1.7%)	United Kingdom	Banking

BNP Paribas SA (1.7%)	France	Banking

Axa SA (1.7%)	France	Insurance

E.On AG (1.7%)	Germany	Electric utilities

bit too soon. Consequently, the fund did not participate in the price gains that occurred when Barclays and banking consortium RBS both sought to buy ABN AMRO.

We also underestimated the turnaround potential for European automakers. The portfolio was not positioned to benefit from strong gains that followed the announcement that Daimler/Chrysler would sell its struggling Chrysler segment to Cerberus Capital. Relative to the benchmark, the portfolio was underweighted in Volkswagen and Fiat, both of which enjoyed strong gains. Although the fund benefited from its positions in Peugeot and Renault, these gains were not sufficient to compensate for not owning Chrysler, VW, and Fiat. The Peugeot position was sold before the end of the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe there is ample evidence to support our view that international markets have the potential to deliver continued strong performance in the coming months. The pace of economic growth is significant outside the United States and appears to remain strong. We have an especially positive view on resource-based economies and emerging Asian and emerging European markets.

In our view, enhanced earnings growth potential worldwide is being driven by basic productivity improvements. Furthermore, companies are increasingly focused on implementing shareholder-friendly reforms such as dividend and share repurchase programs. As global markets continue to gain strength and stability, we anticipate a gradual decline in the influence of the U.S. economy on other markets. However, we believe the U.S. economy will continue to grow at a modest rate, which would support growth in other economies. As international economic growth continues to thrive, we expect further pressure to be exerted on the U.S. dollar, which would benefit companies that conduct a large portion of their businesses outside the U.S.

In this environment, we intend to maintain some of the same strategies that have proven successful over the past year. The portfolio remains overweighted to energy, basic materials, and consumer cyclicals. Our investment process remains focused on finding the best opportunities for value outside of North America.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.83%	11.28%	10.98%	10.98%	11.02%	11.02%	11.27%	10.93%	11.55%	12.03%

10 years	167.34	153.22	147.86	147.86	148.54	148.54	154.06	145.82	160.83	172.62
Annual average	10.33	9.74	9.50	9.50	9.53	9.53	9.77	9.41	10.06	10.55

5 years	128.27	116.19	119.64	117.64	119.92	119.92	122.50	115.34	125.51	131.51
Annual average	17.95	16.67	17.04	16.83	17.07	17.07	17.35	16.58	17.66	18.28

3 years	87.57	77.66	83.41	80.41	83.36	83.36	84.71	78.67	86.02	88.92
Annual average	23.33	21.11	22.41	21.74	22.40	22.40	22.70	21.34	22.99	23.62

1 year	29.14	22.36	28.19	23.19	28.17	27.17	28.47	24.33	28.78	29.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 6/30/97 to 6/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $24,786 and $24,854, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $24,582 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $26,083 and $27,262, respectively.

Comparative index returns For periods ended 6/30/07

	S&P/Citigroup World	Lipper International
	Ex-U.S. Value Primary	Large-Cap Value Funds

	Market Index	category average*
Annual average
(life of fund)	10.90%	10.23%

10 years	160.73	136.82
Annual average	10.06	8.93

5 years	150.60	126.32
Annual average	20.17	17.61

3 years	94.73	85.86
Annual average	24.88	22.87

1 year	30.03	27.11

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, 10-year, and life-of-fund periods ended 6/30/07, there were 36, 33, 28, 12, and 12 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.432		$0.298	$0.326	$0.354		$0.429	$0.467

Capital gains

Long-term	1.132		1.132	1.132	1.132		1.132	1.132

Short-term	—		—	—	—		—	—

Total	$1.564		$1.430	$1.458	$1.486		$1.561	$1.599

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/06	$14.80	$15.62	$14.53	$14.65	$14.72	$15.21	$14.72	$14.86

6/30/07	17.36	18.32	17.03	17.15	17.25	17.83	17.21	17.44

Fund’s annual operating expenses For the fiscal year ended 6/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual fund operating expenses	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Growth and Income Fund from January 1, 2007, to June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.92	$ 10.83	$ 10.83	$ 9.53	$ 8.22	$ 5.61

Ending value (after expenses)	$1,113.50	$1,109.50	$1,109.30	$1,110.80	$1,111.80	$1,115.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2007, use the calculation method below. To find the value of your investment on January 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.61	$ 10.34	$ 10.34	$ 9.10	$ 7.85	$ 5.36

Ending value (after expenses)	$1,018.25	$1,014.53	$1,014.53	$1,015.77	$1,017.01	$1,019.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Average annualized expense ratio for Lipper peer group†	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003
Putnam International Growth and Income Fund	105%	94%	62%	71%	67%

Lipper International Large-Cap Value Funds category average	83%	59%	67%	97%	106%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 6/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Value Team. Pamela Holding is the Portfolio Leader and Darren Jaroch is a Portfolio Member of your fund.

The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2007, and June 30, 2006.

Trustee and Putnam employee fund ownership

As of June 30, 2007, all 12 of the Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 564,000	$ 93,000,000

Putnam employees	$7,389,000	$467,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Pamela Holding and Darren Jaroch are not Portfolio Leaders or Portfolio Members of any other Putnam mutual funds, but they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended June 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that,

in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

28th	36th	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 35, 33, and 28 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Value Funds category for the one-, five- and ten-year periods ended June 30, 2007 , were 38%, 42%, and 8%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 14th out of 36, 12th out of 28, and 1st out of 12 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam International Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth and Income Fund (the “fund”) at June 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2007

The fund’s portfolio 6/30/07

COMMON STOCKS (98.5%)*

	Shares	Value

Aerospace and Defense (0.8%)
MTU Aero Engines Holding AG
(Germany)	148,224	$ 9,631,695

Airlines (1.2%)
Singapore Airlines, Ltd.
(Singapore)	1,162,000	14,266,285

Automotive (4.5%)
Bayerische Motoren Werke (BMW) AG
(Germany)	209,742	13,574,115
Denso Corp. (Japan)	334,500	13,084,099
Renault SA (France)	101,211	16,254,188
Suzuki Motor Corp. (Japan)	369,200	10,485,688
		53,398,090

Banking (17.1%)
Banco Bilbao Vizcaya Argentaria SA (Spain)	869,200	21,279,762
Banco Santander Central Hispano SA
(Spain)	1,403,927	25,857,865
Barclays PLC (United Kingdom)	1,640,565	22,890,515
BNP Paribas SA (France)	169,248	20,159,399
Daegu Bank (South Korea)	456,470	7,987,160
DnB Holdings ASA (Norway)	848,400	10,901,318
HSBC Holdings PLC (United Kingdom)	708,975	12,993,090
National Bank of Canada (Canada)	214,600	12,395,296
Northern Rock PLC (United Kingdom)	523,648	9,053,361
Royal Bank of Scotland Group PLC
(United Kingdom)	1,600,548	20,254,769
Societe Generale (France)	69,568	12,902,361
Sumitomo Mitsui Banking Corp. (Japan)	573,000	5,435,687
Unibanco-Uniao de Bancos
Brasileiros SA ADR (Brazil)	63,600	7,178,532
Westpac Banking Corp. (Australia)	613,614	13,339,900
		202,629,015

Basic Materials (1.5%)
Anglo American PLC (United Kingdom)	296,353	17,427,517

Chemicals (1.3%)
BASF AG (Germany)	113,022	14,841,795

Commercial and Consumer Services (1.2%)
GS Holdings Corp. (South Korea)	109,850	5,325,009
Sodexho Alliance SA (France)	120,726	8,632,430
		13,957,439

Communications Equipment (1.8%)
Nokia OYJ (Finland)	436,803	12,279,142
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	2,303,800	9,195,579
		21,474,721

Computers (1.7%)
Mitsubishi Electric Corp. (Japan)	1,179,000	10,925,175
Wincor Nixdorf AG (Germany)	95,808	8,895,012
		19,820,187

COMMON STOCKS (98.5%)* continued

	Shares	Value
Conglomerates (1.8%)
Investor AB Class B (Sweden)	319,600	$ 8,255,435
Mitsubishi Corp. (Japan)	497,800	13,001,326
		21,256,761

Construction (1.9%)
Buzzi Unicem SpA (Italy)	279,134	9,629,270
Koninklijke Boskalis Westminster
NV (Netherlands)	158,532	6,281,486
NCC AB Class B (Sweden)	254,000	6,846,616
		22,757,372

Consumer (2.1%)
Christian Dior SA (France)	66,915	8,678,321
Matsushita Electric
Industrial Co., Ltd. (Japan)	787,000	15,602,471
		24,280,792

Distribution (1.3%)
Jeronimo Martins, SGPS, SA
(Portugal)	1,258,585	7,424,095
Samsung Corp. (South Korea)	155,140	7,612,991
		15,037,086

Electric Utilities (3.3%)
E.On AG (Germany)	118,182	19,855,727
Enel SpA (Italy) (S)	862,560	9,287,230
RWE AG (Germany)	98,200	10,479,425
		39,622,382

Electronics (3.8%)
Chartered Semiconductor
Manufacturing, Ltd. (Singapore) †	8,298,000	7,327,628
Compal Electronics, Inc. (Taiwan)	6,289,000	6,792,542
Omron Corp. (Japan)	327,900	8,620,238
Samsung Electronics Co., Ltd.
(South Korea)	21,323	13,039,682
Toshiba Corp. (Japan)	1,010,000	8,812,932
		44,593,022

Energy (0.5%)
Electromagnetic GeoServices AS
144A (Norway) †	30,790	616,451
Petroleum Geo-Services ASA (Norway)	231,150	5,722,586
		6,339,037

Engineering & Construction (0.7%)
Daito Trust Construction Co., Ltd. (Japan)	176,000	8,357,885

Financial (1.4%)
ORIX Corp. (Japan)	26,270	6,943,691
Shinhan Financial Group Co., Ltd.
(South Korea)	165,900	10,124,873
		17,068,564

COMMON STOCKS (98.5%)* continued

	Shares	Value

Food (3.3%)
Nestle SA (Switzerland)	46,168	$ 17,514,402
Orkla ASA (Norway)	809,000	15,211,846
Toyo Suisan Kaisha, Ltd. (Japan)	380,000	6,848,334
		39,574,582

Forest Products and Packaging (0.7%)
Travis Perkins PLC (United Kingdom)	211,341	8,009,012

Health Care Services (1.1%)
Suzuken Co., Ltd. (Japan)	400,300	12,510,827

Household Furniture and Appliances (0.6%)
Electrolux AB Class B (Sweden)	322,000	7,628,079

Insurance (7.7%)
Allianz SE (Germany)	130,367	30,454,563
Axa SA (France)	468,387	20,091,945
ING Groep NV (Netherlands)	215,879	9,512,597
Swiss Re (Switzerland)	120,541	10,979,787
Zurich Financial Services AG
(Switzerland)	64,213	19,832,345
		90,871,237

Investment Banking/Brokerage (5.4%)
3i Group PLC (United Kingdom)	501,902	11,702,162
Credit Suisse Group (Switzerland)	401,464	28,466,272
Deutsche Bank AG (Germany)	125,067	18,143,522
Mecom Group PLC (United Kingdom) †	3,244,651	6,136,258
		64,448,214

Machinery (0.7%)
Volvo AB Class B (Sweden)	401,800	7,976,304

Manufacturing (0.2%)
Glory, Ltd. (Japan)	126,600	2,775,321

Metals (4.8%)
Boliden AB (Sweden)	510,050	10,590,226
JFE Holdings, Inc. (Japan)	201,700	12,549,346
Salzgitter AG (Germany)	61,257	11,844,506
Teck Cominco, Ltd. Class B (Canada)	167,600	7,129,901
Voestalpine AG (Austria)	177,187	14,867,838
		56,981,817

Natural Gas Utilities (1.4%)
Osaka Gas Co., Ltd. (Japan)	2,739,000	10,178,888
Tokyo Gas Co., Ltd. (Japan)	1,248,000	5,913,104
		16,091,992

Oil & Gas (8.1%)
BP PLC (United Kingdom)	2,812,083	33,864,615
China Petroleum & Chemical Corp.
(China)	13,138,000	14,702,116
Lukoil ADR (Russia)	78,700	5,961,525
Petroleo Brasileiro SA ADR (Brazil) (S)	82,845	10,046,613
Royal Dutch Shell PLC Class B
(Netherlands)	198,604	8,289,848
Statoil ASA (Norway)	329,382	10,197,573
Total SA (France)	151,146	12,273,044
		95,335,334

COMMON STOCKS (98.5%)* continued

	Shares	Value
Pharmaceuticals (3.4%)
Daiichi Sankyo Co., Ltd. (Japan)	301,500	$ 8,012,564
Merck KGaA (Germany)	18,962	2,613,325
Merck KGaA 144A (Germany)	26,480	3,649,449
Ono Pharmaceutical Co., Ltd. (Japan)	271,300	14,380,587
Roche Holding AG (Switzerland)	60,323	10,693,575
Tanabe Seiyaku Co., Ltd. (Japan)	107,000	1,274,827
		40,624,327

Photography/Imaging (1.3%)
Fuji Photo Film Cos., Ltd. (Japan)	333,400	14,884,645

Railroads (0.9%)
East Japan Railway Co. (Japan)	1,413	10,890,117

Real Estate (0.5%)
Great Eagle Holdings, Ltd. (Hong Kong) (R)	1,555,000	5,446,012

Retail (3.2%)
Lawson, Inc. (Japan)	243,100	8,404,741
Onward Kashiyama Co., Ltd. (Japan)	854,000	10,895,154
Pinault-Printemps-Redoute SA (France)	53,604	9,382,264
Praktiker Bau-und
Heimwerkermaerkte AG (Germany)	233,242	9,457,697
		38,139,856

Semiconductor (0.6%)
Greatek Electronics, Inc. (Taiwan)	3,594,000	6,767,152

Shipping (1.0%)
Mitsui O.S.K. Lines, Ltd. (Japan)	388,000	5,268,094
Neptune Orient Lines, Ltd. (Singapore)	2,054,000	7,105,804
		12,373,898

Telecommunications (2.6%)
BCE, Inc. (Canada)	314,400	11,936,843
Koninklijke (Royal) KPN NV
(Netherlands)	548,467	9,110,988
Vodafone Group PLC (United Kingdom)	3,030,623	10,194,734
		31,242,565

Telephone (1.8%)
Hellenic Telecommunication
Organization (OTE) SA (Greece)	213,700	6,631,897
Telefonos de Mexico SA de CV
(Telmex) (Mexico)	2,747,358	5,207,261
Telkom SA, Ltd. (South Africa)	367,692	9,294,209
		21,133,367

Trucks & Parts (0.7%)
GKN PLC (United Kingdom)	1,116,704	8,848,414

Utilities & Power (0.6%)
Tenaga Nasional Berhad (Malaysia)	2,040,900	6,746,919

Total common stocks (cost $982,187,034)		$ 1,166,059,636

SHORT-TERM INVESTMENTS (1.8%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.50%
to 5.53% and due dates ranging
from July 2, 2007 to August 20,
2007 (d)	$12,136,803	$12,126,000
Putnam Prime Money
Market Fund (e)	9,221,668	9,221,668

Total short-term investments (cost $21,347,668)		$21,347,668

TOTAL INVESTMENTS
Total investments (cost $1,003,534,702)		$1,187,407,304

* Percentages indicated are based on net assets of $1,183,485,963.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at June 30, 2007.

(R) Real Estate Investment Trust.

At June 30, 2007, liquid assets totaling $31,654,301 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

Distribution of investments by country of issue at June 30, 2007 (as a percentage of Portfolio Value):

Australia	1.1%	Norway	3.6%
Austria	1.3	Singapore	2.4
Brazil	1.5	South Korea	3.8
Canada	2.7	Spain	4.0
China	1.3	Sweden	4.3
Finland	1.0	Switzerland	7.4
France	9.2	Taiwan	1.2
Germany	13.1	United Kingdom	13.7
Italy	1.6	Other	4.8

Japan	19.2	Total	100.0%
Netherlands	2.8

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/07 (aggregate face value $168,103,107)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$52,593,347	$50,822,282	7/18/07	$1,771,065
British Pound	62,097,463	61,251,848	9/19/07	845,615
Canadian Dollar	55,127,106	52,079,904	7/18/07	3,047,202
Japanese Yen	3,922,140	3,909,879	8/15/07	12,261
Swiss Franc	39,032	39,194	9/19/07	(162)

Total				$5,675,981

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/07 (aggregate face value $142,040,351)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Euro	$24,151,181	$24,126,311	9/19/07	$ (24,870)
Japanese Yen	47,847,570	48,400,391	8/15/07	552,821
Norwegian Krone	31,211,286	30,682,431	9/19/07	(528,855)
Swedish Krona	17,393,857	17,186,305	9/19/07	(207,552)
Swiss Franc	21,520,893	21,644,913	9/19/07	124,020

Total				$ (84,436)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/07

ASSETS

Investment in securities, at value, including $11,657,177 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $994,313,034)	$1,178,185,636
Affiliated issuers (identified cost $9,221,668) (Note 5)	9,221,668

Foreign currency (cost $634,487) (Note 1)	624,565

Dividends, interest and other receivables	2,085,222

Receivable for shares of the fund sold	3,071,889

Receivable for securities sold	8,105,139

Receivable for open forward currency contracts (Note 1)	6,457,132

Receivable for closed forward currency contracts (Note 1)	1,073,349

Foreign tax reclaim receivable	978,975

Total assets	1,209,803,575

LIABILITIES
Payable to custodian (Note 2)	5,305,892

Payable for securities purchased	2,683,922

Payable for shares of the fund repurchased	1,928,659

Payable for compensation of Manager (Notes 2 and 5)	2,113,717

Payable for investor servicing fees (Note 2)	215,622

Payable for custodian fees (Note 2)	19,774

Payable for Trustee compensation and expenses (Note 2)	140,242

Payable for administrative services (Note 2)	3,849

Payable for distribution fees (Note 2)	751,874

Payable for open forward currency contracts (Note 1)	865,587

Payable for closed forward currency contracts (Note 1)	16,797

Collateral on securities loaned, at value (Note 1)	12,126,000

Other accrued expenses	145,677

Total liabilities	26,317,612

Net assets	$1,183,485,963

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 851,994,994

Undistributed net investment income (Note 1)	9,353,228

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	132,627,229

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	189,510,512

Total — Representing net assets applicable to capital shares outstanding	$1,183,485,963

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($914,680,454 divided by 52,701,346 shares)	$17.36

Offering price per class A share (100/94.75 of $17.36)*	$18.32

Net asset value and offering price per class B share ($177,598,645 divided by 10,430,892 shares)**	$17.03

Net asset value and offering price per class C share ($48,365,601 divided by 2,820,648 shares)**	$17.15

Net asset value and redemption price per class M share ($22,173,139 divided by 1,285,334 shares)	$17.25

Offering price per class M share (100/96.75 of $17.25)*	$17.83

Net asset value, offering price and redemption price per class R share ($1,439,520 divided by 83,644 shares)	$17.21

Net asset value, offering price and redemption price per class Y share ($19,228,604 divided by 1,102,796 shares)	$17.44

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/07

INVESTMENT INCOME

Dividends (net of foreign tax of $2,786,375)	$ 26,540,923

Interest (including interest income of $398,305 from investments in affiliated issuers) (Note 5)	418,113

Securities lending	9,805

Total investment income	26,968,841

EXPENSES

Compensation of Manager (Note 2)	7,616,459

Investor servicing fees (Note 2)	2,231,638

Custodian fees (Note 2)	910,627

Trustee compensation and expenses (Note 2)	59,561

Administrative services (Note 2)	28,963

Distribution fees — Class A (Note 2)	1,900,349

Distribution fees — Class B (Note 2)	1,784,445

Distribution fees — Class C (Note 2)	412,486

Distribution fees — Class M (Note 2)	150,779

Distribution fees — Class R (Note 2)	5,283

Other	357,612

Non-recurring costs (Notes 2 and 6)	3,849

Costs assumed by Manager (Notes 2 and 6)	(3,849)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(119,992)

Total expenses	15,338,210

Expense reduction (Note 2)	(425,640)

Net expenses	14,912,570

Net investment income	12,056,271

Net realized gain on investments (Notes 1 and 3)	152,733,891

Net realized gain on foreign currency transactions (Note 1)	8,107,466

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,326,420

Net unrealized appreciation of investments during the year	83,096,520

Net gain on investments	246,264,297

Net increase in net assets resulting from operations	$258,320,568

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	6/30/07	6/30/06

Operations:
Net investment income	$ 12,056,271	$ 11,599,271

Net realized gain on investments and foreign currency transactions	160,841,357	144,264,045

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	85,422,940	32,714,843

Net increase in net assets resulting from operations	258,320,568	188,578,159

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(19,300,160)	(5,989,810)

Class B	(3,298,724)	(658,270)

Class C	(814,858)	(157,376)

Class M	(426,015)	(113,041)

Class R	(27,395)	(2,805)

Class Y	(618,058)	(252,305)

From net realized long-term gain on investments

Class A	(50,573,567)	—

Class B	(12,530,723)	—

Class C	(2,829,508)	—

Class M	(1,362,287)	—

Class R	(72,286)	—

Class Y	(1,498,162)	—

Redemption fees (Note 1)	42,076	21,935

Increase (decrease) from capital share transactions (Note 4)	142,832,205	(1,706,218)

Total increase in net assets	307,843,106	179,720,269

NET ASSETS

Beginning of year	875,642,857	695,922,588

End of year (including undistributed net investment income of $9,353,228 and $13,674,700, respectively)	$1,183,485,963	$875,642,857

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
June 30, 2007	$14.80	.22(d)	3.90	4.12	(.43)	(1.13)	(1.56)	—(g)	$17.36	29.14	$914,680	1.34(d)	1.37(d)	105.32
June 30, 2006	11.68	.24(d,e)	3.04	3.28	(.16)	—	(.16)	—(g)	14.80	28.23	623,921	1.39(d,e)	1.76(d,e)	94.24
June 30, 2005	10.39	.16(d,f)	1.22	1.38	(.09)	—	(.09)	—(g)	11.68	13.27	416,868	1.38(d)	1.46(d,f)	62.40
June 30, 2004	7.99	.08(d)	2.45	2.53	(.13)	—	(.13)	—(g)	10.39	31.80	313,716	1.45(d)	.89(d)	71.43
June 30, 2003	8.77	.10	(.78)	(.68)	(.10)	—	(.10)	—	7.99	(7.67)	329,904	1.41	1.33	66.54

CLASS B
June 30, 2007	$14.53	.08(d)	3.85	3.93	(.30)	(1.13)	(1.43)	—(g)	$17.03	28.19	$177,599	2.09(d)	.51(d)	105.32
June 30, 2006	11.45	.10(d,e)	3.02	3.12	(.04)	—	(.04)	—(g)	14.53	27.31	178,818	2.14(d,e)	.75(d,e)	94.24
June 30, 2005	10.21	.06(d,f)	1.20	1.26	(.02)	—	(.02)	—(g)	11.45	12.38	216,063	2.13(d)	.54(d,f)	62.40
June 30, 2004	7.85	.02(d)	2.40	2.42	(.06)	—	(.06)	—(g)	10.21	30.89	250,712	2.20(d)	.13(d)	71.43
June 30, 2003	8.62	.04	(.78)	(.74)	(.03)	—	(.03)	—	7.85	(8.51)	241,768	2.16	.56	66.54

CLASS C
June 30, 2007	$14.65	.09(d)	3.87	3.96	(.33)	(1.13)	(1.46)	—(g)	$17.15	28.17	$48,366	2.09(d)	.60(d)	105.32
June 30, 2006	11.57	.13(d,e)	3.02	3.15	(.07)	—	(.07)	—(g)	14.65	27.29	34,943	2.14(d,e)	.96(d,e)	94.24
June 30, 2005	10.32	.08(d,f)	1.20	1.28	(.03)	—	(.03)	—(g)	11.57	12.39	26,519	2.13(d)	.67(d,f)	62.40
June 30, 2004	7.93	.01(d)	2.44	2.45	(.06)	—	(.06)	—(g)	10.32	30.89	22,267	2.20(d)	.13(d)	71.43
June 30, 2003	8.70	.05	(.78)	(.73)	(.04)	—	(.04)	—	7.93	(8.37)	24,062	2.16	.62	66.54

CLASS M
June 30, 2007	$14.72	.13(d)	3.88	4.01	(.35)	(1.13)	(1.48)	—(g)	$17.25	28.47	$22,173	1.84(d)	.83(d)	105.32
June 30, 2006	11.61	.16(d,e)	3.04	3.20	(.09)	—	(.09)	—(g)	14.72	27.67	17,889	1.89(d,e)	1.15(d,e)	94.24
June 30, 2005	10.35	.09(d,f)	1.22	1.31	(.05)	—	(.05)	—(g)	11.61	12.62	15,053	1.88(d)	.85(d,f)	62.40
June 30, 2004	7.95	.03(d)	2.45	2.48	(.08)	—	(.08)	—(g)	10.35	31.22	14,486	1.95(d)	.35(d)	71.43
June 30, 2003	8.72	.06	(.78)	(.72)	(.05)	—	(.05)	—	7.95	(8.20)	17,950	1.91	.80	66.54

CLASS R
June 30, 2007	$14.72	.23(d)	3.82	4.05	(.43)	(1.13)	(1.56)	—(g)	$17.21	28.78	$1,440	1.59(d)	1.46(d)	105.32
June 30, 2006	11.63	.26(d,e)	2.98	3.24	(.15)	—	(.15)	—(g)	14.72	28.03	433	1.64(d,e)	1.89(d,e)	94.24
June 30, 2005	10.39	.27(d,f)	1.06	1.33	(.09)	—	(.09)	—(g)	11.63	12.83	129	1.63(d)	2.34(d,f)	62.40
June 30, 2004†	9.31	.12(d)	1.09	1.21	(.13)	—	(.13)	—(g)	10.39	13.06*	1	1.00*(d)	.59*(d)	71.43

CLASS Y
June 30, 2007	$14.86	.23(d)	3.95	4.18	(.47)	(1.13)	(1.60)	—(g)	$17.44	29.44	$19,229	1.09(d)	1.46(d)	105.32
June 30, 2006	11.71	.25(d,e)	3.09	3.34	(.19)	—	(.19)	—(g)	14.86	28.69	19,638	1.14(d,e)	1.86(d,e)	94.24
June 30, 2005	10.42	.20(d,f)	1.20	1.40	(.11)	—	(.11)	—(g)	11.71	13.42	21,292	1.13(d)	1.79(d,f)	62.40
June 30, 2004	8.01	.13(d)	2.44	2.57	(.16)	—	(.16)	—(g)	10.42	32.29	13,307	1.20(d)	1.28(d)	71.43
June 30, 2003	8.79	.12	(.78)	(.66)	(.12)	—	(.12)	—	8.01	(7.37)	8,290	1.16	1.61	66.54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 ( commencement of operations) to June 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class, reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

June 30, 2007	0.01%

June 30, 2006	0.04

June 30, 2005	0.05

June 30, 2004	0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets.

(g) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/07

Note 1: Significant accounting policies

Putnam International Growth and Income Fund (the “fund”), a Massachusetts business trust, is a series of Putnam Funds Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers, including certain defined contribution plans (including corporate IRA’s), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2007, the value of securities loaned amounted to $11,657,177. The fund received cash collateral of $12,126,000, which is pooled with collateral of other Putnam funds into 58 issues of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, unrealized gains and losses on passive foreign investment companies, and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2007, the fund reclassified $8,107,467 to increase undistributed net investment income and $8,107,467 to decrease accumulated net realized gains and losses.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2007 were as follows:

Unrealized appreciation	$ 197,644,537
Unrealized depreciation	(17,400,613)
—————————————
Net unrealized appreciation	180,243,924
Undistributed ordinary income	18,573,451
Undistributed long-term gain	65,349,941
Undistributed short-term gain	67,277,288
Cost for federal income tax purposes	$1,007,163,380

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $ 500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended June 30, 2007, Putnam Management waived $112,483 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The Fund’s shareholders have approved a new management contract that became effective upon the sale.

For year ended June 30, 2007, Putnam Management has assumed $3,849 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2007, the fund incurred $3,107,402 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street Bank and Trust Company, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At June 30, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2007, the fund’s expenses were reduced by $425,640 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $456, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $189,789 and $3,077 from the sale of class A and class M shares, respectively, and received $66,801 and $1,730 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2007, Putnam Retail Management, acting as underwriter, received $4,423 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,130,006,539 and $1,064,545,640, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At June 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 6/30/07:
Shares sold	14,581,738	$ 234,012,381

Shares issued in connection with
reinvestment of distributions	4,291,242	66,471,360

	18,872,980	300,483,741

Shares repurchased	(8,323,993)	(133,452,957)

Net increase	10,548,987	$ 167,030,784

Year ended 6/30/06:
Shares sold	14,387,139	$ 196,723,891

Shares issued in connection with
reinvestment of distributions	420,868	5,648,116

	14,808,007	202,372,007

Shares repurchased	(8,358,408)	(112,212,694)

Net increase	6,449,599	$ 90,159,313

CLASS B	Shares	Amount

Year ended 6/30/07:
Shares sold	2,244,542	$ 35,231,106

Shares issued in connection with
reinvestment of distributions	942,286	14,379,288

	3,186,828	49,610,394

Shares repurchased	(5,059,986)	(79,145,889)

Net decrease	(1,873,158)	$ (29,535,495)

Year ended 6/30/06:
Shares sold	2,223,566	$ 30,051,596

Shares issued in connection with
reinvestment of distributions	44,908	594,187

	2,268,474	30,645,783

Shares repurchased	(8,834,727)	(116,870,199)

Net decrease	(6,566,253)	$ (86,224,416)

CLASS C	Shares	Amount

Year ended 6/30/07:
Shares sold	692,960	$10,998,242

Shares issued in connection with
reinvestment of distributions	188,731	2,900,782

	881,691	13,899,024

Shares repurchased	(445,996)	(7,037,140)

Net increase	435,695	$ 6,861,884

Year ended 6/30/06:
Shares sold	577,744	$ 7,888,246

Shares issued in connection with
reinvestment of distributions	9,126	121,743

	586,870	8,009,989

Shares repurchased	(494,466)	(6,634,490)

Net increase	92,404	$ 1,375,499

CLASS M	Shares	Amount

Year ended 6/30/07:
Shares sold	187,185	$ 2,991,503

Shares issued in connection with
reinvestment of distributions	112,334	1,734,445

	299,519	4,725,948

Shares repurchased	(229,316)	(3,697,432)

Net increase	70,203	$ 1,028,516

Year ended 6/30/06:
Shares sold	176,335	$ 2,424,196

Shares issued in connection with
reinvestment of distributions	8,050	107,791

	184,385	2,531,987

Shares repurchased	(265,419)	(3,569,552)

Net decrease	(81,034)	$(1,037,565)

CLASS R	Shares	Amount

Year ended 6/30/07:
Shares sold	87,284	$1,393,294

Shares issued in connection with
reinvestment of distributions	6,481	99,681

	93,765	1,492,975

Shares repurchased	(39,552)	(656,894)

Net increase	54,213	$ 836,081

Year ended 6/30/06:
Shares sold	22,016	$ 300,202

Shares issued in connection with
reinvestment of distributions	210	2,805

	22,226	303,007

Shares repurchased	(3,893)	(50,727)

Net increase	18,333	$ 252,280

CLASS Y	Shares	Amount

Year ended 6/30/07:
Shares sold	319,024	$ 5,073,750

Shares issued in connection with
reinvestment of distributions	136,179	2,116,220

	455,203	7,189,970

Shares repurchased	(674,231)	(10,579,535)

Net decrease	(219,028)	$ (3,389,565)

Year ended 6/30/06:
Shares sold	389,932	$ 5,323,485

Shares issued in connection with
reinvestment of distributions	18,744	252,305

	408,676	5,575,790

Shares repurchased	(904,590)	(11,807,119)

Net decrease	(495,914)	$ (6,231,329)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2007, management fees paid were reduced by $7,509 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $398,305 for the year ended June 30, 2007. During the year ended June 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $274,070,189 and $264,848,521, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $85,157,453 as long term capital gain, for its taxable year ended June 30, 2007.

For the period, interest and dividends from foreign countries were $29,327,299 or $0.4286 per share for all classes of shares. Taxes paid to foreign countries were $2,786,375 or $0.0407 per share for all classes of shares.

For its tax year ended June 30, 2007, the fund hereby designates 29.41%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended June 30, 2007. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended June 30, 2007.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Handelsbanken, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

35,620,929	1,264,932	1,429,770

All tabulations rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

40

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company). Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide.

Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

41

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency.
Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.

Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

42

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

43

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004

Since 1989	Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
Jonathan S. Horwitz (Born 1955)	United Asset Management Corporation
Senior Vice President and Treasurer
Since 2004	Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Prior to 2004, Managing Director,	Since 2004
Putnam Investments
Senior Managing Director, Putnam Investments, Putnam Management
Steven D. Krichmar (Born 1958)	and Putnam Retail Management. Prior to 2004, General Counsel,
Vice President and Principal Financial Officer	State Street Research & Management Company
Since 2002
Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Since 2007	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Managing Director, Putnam Investments and Putnam Management
Mark C. Trenchard (Born 1962)
Susan G. Malloy (Born 1957)	Vice President and BSA Compliance Officer
Vice President and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Judith Cohen (Born 1945)
Beth S. Mazor (Born 1958)	Vice President, Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
James P. Pappas (Born 1953)
Vice President	Nancy E. Florek (Born 1957)
Since 2004	Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Managing Director, Putnam Investments and Putnam Management.	Since 2005
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal Executive	Vice President, Assistant Clerk, Assistant
Investment Sub-Manager	Officer, Associate Treasurer, and	Treasurer and Proxy Manager
Putnam Investments Limited	Compliance Liaison
57-59 St. James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Trustees
Vice President
John A. Hill, Chairman
Jameson Adkins Baxter,	Richard S. Robie, III
Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	Francis J. McNamara, III
Myra R. Drucker	Vice President and Chief Legal Officer
Charles E. Haldeman, Jr.
Paul L. Joskow	Robert R. Leveille
Elizabeth T. Kennan	Vice President and Chief Compliance Officer
Kenneth R. Leibler
Robert E. Patterson	Mark C. Trenchard
George Putnam, III	Vice President and BSA Compliance Officer
W. Thomas Stephens
Richard B. Worley	Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN024 246052 8/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2007	$72,145	$108	$6,421	$927*
June 30, 2006	$57,379*	$--	$7,823	$ -

* Includes fees of $830 and $764 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2007 and June 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2007and June 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $137,672 and $267,498 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
June 30,
2007	$ -	$ 41,129	$ -	$ -
June 30
, 2006	$ -	$ 138,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 29, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2007

Date of reporting period: July 1, 2006— June 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Growth Fund

6|30|07

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Small Cap Growth
Fund

6| 30| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	19
Financial statements	20
Federal tax information	38
Brokerage commissions	38
Shareholder meeting results	39
About the Trustees	40
Officers	44

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Small Cap Growth Fund: seeking companies
with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The goal of the fund’s management team is to uncover small companies that have the potential to grow and prosper, atwhich point the fund can sell the stock at a profit. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to get capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and business prospects. For smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering these “diamonds in the rough.”

Since the inception of Putnam Small Cap Growth Fund in late 1997, the portfolio management team has worked closely with Putnam’s analysts to uncover opportunities. With intensive research into a company’s financial health and future prospects, as well as industry trends, the team uses a variety of resources to identify the small-cap growth candidates that might grow into “mighty oaks.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund holdings have
spanned many sectors and industries over time.

Performance and portfolio snapshots

Putnam Small Cap
Growth Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We believe that, over longer time periods,
the fund’s fundamental strategy retains its
potential to deliver rewarding results.”

Richard Weed, Portfolio Leader, Putnam Small Cap Growth Fund

Allocations represented as a percentage of net assets. Holdings and allocations will vary over time.

4 4

Report from the fund managers

The year in review

Although your fund’s results for the fiscal year that ended June 30, 2007, are respectable in terms of absolute performance, we regret to report that its relative performance — i.e., in comparison to its benchmarks and Lipper peer group — was disappointing. Based on results before sales charges, the fund lagged both its benchmarks, the Russell 2000 Growth Index and the Russell 2500 Growth Index. While the fund was in line with the average for its Lipper peer group, Small-Cap Growth Funds, over the second half of the fiscal year, it underperformed on a full-year basis. Since a favorable market environment and improving strength among growth-style stocks supported the fund’s performance, we believe our stock selection within the consumer cyclical and health-care sectors detracted from relative returns. We also attribute the competitive performance shortfall to the fund’s underweight position in the consumer cyclical sector, which strengthened during the year. Throughout the year, we continued to employ our research-intensive process and we believe that, over longer time periods, the fund’s fundamental strategy retains its potential to deliver rewarding results.

Market overview

During the 12 months ended June 30, 2007, the broad stock market delivered solid gains. Early in the period, volatility was high as investors worried about inflation, slowing economic growth, and the outlook for interest rates. These concerns were tempered by the close of the 2006 calendar year, as broad stock market indexes, such as the S&P 500 and the Nasdaq Composite, posted gains for a fourth year in a row. The upswing continued until late February, when stocks declined sharply in response to escalating concerns about slowing U.S. economic growth and problems in the subprime mortgage market. Subprime mortgages are loans made to higher-risk borrowers, and a slowing housing market precipitated rising delinquencies for these loans during this period. This proved to be a temporary setback, and the market recovered, with stocks continuing to deliver strong gains from mid-March through May. In fact, by early June, the Dow Jones Industrial Average and the S&P 500 Index had reached new record highs. However, in the final weeks of the period, stocks became more volatile as investor concerns about inflation and the continued slowdown in the housing market resurfaced.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 6/30/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

5

Strategy overview

In managing your fund’s portfolio, we use a disciplined, bottom-up stock selection process to find small companies that we believe have the potential to grow and prosper. Although top-down macroeconomic, market, and sector analysis is part of our process, it is secondary to our stock-picking focus. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that we believe have sound business models and steadily growing cash flows. We examine each company’s financials, including its sales and earnings, and target companies that we believe offer strong growth potential. Finally, we carefully consider how each stock is valued, seeking those whose valuations we find attractive relative to our assessment of the company’s long-term potential. Once we select a stock for the portfolio, it is regularly reevaluated to ensure that it continues to meet our criteria. We also sell stocks using a strict discipline. We will reduce or eliminate positions if we believe we can reinvest the proceeds in other stocks that have greater potential for long-term appreciation.

Your fund’s holdings

Among the top contributors to fund performance for the period was Chattem, a manufacturer of over-the-counter health-care products, toiletries, and dietary supplements. This stock, which was one of the top detractors for the previous fiscal year, rebounded nicely during the fund’s 2007 fiscal year. Investors responded positively to Chattem’s agreement to buy five consumer product brands from Johnson & Johnson, and these acquisitions are expected to boost the company’s profits in the coming years. We believe Chattem is a fundamentally strong, well-managed company with potential for further appreciation, and we are maintaining a position in this stock. Strength in the technology sector helped the stock of fund holding ON Semiconductor reach a multi-year high during the period, and we believe it has the potential to appreciate further.

Also making a positive contribution to fund performance was Myogen, a biotechnology company specializing in the treatment of cardiovascular diseases. The stock advanced after the company reported successful late-stage trials of Ambrisentan, a treatment for a potentially fatal lung disease. Fund returns were also boosted when it was announced that Myogen would be acquired by a major biopharmaceutical company, Gilead, which issued a cash tender offer for all outstanding Myogen shares in November 2006. We accepted the tender offer and sold the fund’s shares, realizing a substantial gain. Strong earnings growth helped advance the stock of WellCare Health Plans, a managed-care

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

6

provider and one of the portfolio’s top contributors for the fiscal year. Online travel company Priceline.com was also a standout among the fund’s holdings. The company, which links travelers with hotels and vacation packages, has experienced strong growth in commissions and advertising on its Web site.

Among the holdings that detracted from performance for the fiscal year was Zoran, a maker of semiconductors for audio and video equipment. Zoran’s stock declined after disappointing third-quarter revenues and a weak fourth-quarter forecast, and we had eliminated the position by the close of the period. Despite positive prescription growth trends and a solid line of patented products, fund holding Salix Pharmaceuticals continued to struggle. We believe this company, which develops prescription drugs to treat gastrointestinal diseases, continues to offer attractive long-term growth potential and, as of the close of the fiscal year, Salix remained among the largest holdings in the portfolio.

The stock of The Pantry, a convenience store chain operating in 11 states, also hampered fund performance for the fiscal year. A leading contributor to returns in prior fiscal years, the stock has declined recently due to slowing growth, based in part on rising gasoline prices. The company has also been challenged by higher acquisition costs; a key component of its business plan has been acquiring small, independent stores. We trimmed this stock considerably during the period, but maintained a small position at the close of the fiscal year. A slowdown in hardware spending during the first quarter of 2007 hurt the performance of Komag, a manufacturer of thin-film media discs for hard drives. Due to softening sales, the company announced that its second-quarter revenues would fall short of expectations, and we eliminated the position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 6/30/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

Salix Pharmaceuticals, Ltd.	1.3%	Pharmaceuticals

inVentiv Health, Inc.	0.9%	Advertising and marketing services

Apria Healthcare Group, Inc.	0.9%	Health-care services

Hornbeck Offshore Services, Inc.	0.9%	Transportation

Acuity Brands, Inc.	0.9%	Manufacturing

Korn/Ferry International	0.9%	Staffing

Comtech Telecommunications Corp.	0.8%	Communications equipment

Meridian Bioscience, Inc.	0.8%	Medical technology

Digene Corp.	0.8%	Biotechnology

Itron, Inc.	0.8%	Electronics

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we began your fund’s new fiscal year, investors were reflecting on a strong run for U.S. stocks, but were also becoming more concerned about the increase in subprime mortgage defaults and their potential impact on the U.S. housing market. Perennial worries about rising oil prices and the Federal Reserve Board’s future interest-rate policy also dampened market sentiment. Although stocks began to slump in the final month of the period, we also saw reasons for optimism, including strong corporate profits and continued strength in many international economies. Despite the market’s recent ups and downs, we believe that the stocks of many U.S. companies continue to offer attractive opportunities, particularly when viewed in comparison to other asset classes such as bonds or international stocks.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. We believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, we will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	326.31%	303.97%	297.22%	297.22%	297.22%	297.22%	306.94%	293.79%	316.40%	330.32%
Annual average	16.49	15.83	15.63	15.63	15.63	15.63	15.92	15.52	16.20	16.60

5 years	85.81	76.05	79.02	77.02	79.02	79.02	81.38	75.50	83.66	87.56
Annual average	13.19	11.98	12.35	12.10	12.35	12.35	12.65	11.91	12.93	13.40

3 years	38.78	31.50	35.75	32.75	35.75	35.75	36.72	32.25	37.77	39.88
Annual average	11.54	9.56	10.73	9.90	10.73	10.73	10.99	9.77	11.27	11.84

1 year	14.93	8.90	14.08	9.08	14.14	13.13	14.38	10.67	14.65	15.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $39,722 and $39,722, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $39,379 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $41,640 and $43,032, respectively.

9

Comparative index returns For periods ended 6/30/07

	Russell 2000	Russell 2500	Lipper Small-Cap Growth
	Growth Index	Growth Index	Funds category average*

Life of fund	57.87%	94.95%	122.10%
Annual average	4.92	7.28	8.05

5 years	84.91	98.61	78.27
Annual average	13.08	14.71	12.10

3 years	39.60	46.61	39.53
Annual average	11.76	13.60	11.64

1 year	16.83	19.03	16.85

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 6/30/07, there were 565, 458, 380, and 180 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term	$1.358		$1.358	$1.358	$1.358		$1.358	$1.358

Short-term	—		—	—	—		—	—

Total	$1.358		$1.358	$1.358	$1.358		$1.358	$1.358

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/06	$22.58	$23.83	$21.83	$21.82	$22.09	$22.83	$22.44	$22.73

6/30/07	24.46	25.82	23.42	23.42	23.78	24.58	24.24	24.71

Fund’s annual operating expenses For the fiscal year ended 6/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Total annual fund operating expenses	1.67	2.42	2.42	2.17	1.92	1.42

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from January 1, 2007, to June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.05	$ 11.94	$ 11.95	$ 10.65	$ 9.35	$ 6.75

Ending value (after expenses)	$1,107.80	$1,103.70	$1,104.20	$1,105.00	$1,106.30	$1,109.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2007, use the calculation method below. To find the value of your investment on January 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.70	$ 11.43	$ 11.43	$ 10.19	$ 8.95	$ 6.46

Ending value (after expenses)	$1,017.16	$1,013.44	$1,013.44	$1,014.68	$1,015.92	$1,018.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Average annualized expense ratio for Lipper peer group†	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

12

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Small Cap Growth Fund	103%	112%	92%	87%	103%

Lipper Small-Cap Growth Funds category average	122%	124%	131%	106%	142%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ended on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 6/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

13

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader and Anthony Sutton is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2007, and June 30, 2006.

Trustee and Putnam employee fund ownership

As of June 30, 2007, all 12 of the Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 454,000	$ 93,000,000

Putnam employees	$8,860,000	$467,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam OTC & Emerging Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Richard Weed and Anthony Sutton may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended June 30, 2007.

14

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 55th percentile in management fees and in the 55th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper

16

peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line

17

to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

71st	51st	36th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 534, 438 and 368 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“ best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Growth Funds category for the one- and five-year periods ended June 30, 2007 , were 63% and 31%, respectively. Over the one- and five-year periods ended June 30, 2007, the fund ranked 351st out of 565 and 115th out of 380 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

18

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

20

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund at June 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2007

21

The fund’s portfolio 6/30/07

COMMON STOCKS (100.4%)*

	Shares	Value

Advertising and Marketing Services (1.2%)
comScore, Inc. †	17,100	$ 395,865
inVentiv Health, Inc. †	130,900	4,792,249
ValueClick, Inc. †	42,600	1,254,996
		6,443,110

Aerospace and Defense (2.3%)
AAR Corp. †	38,800	1,280,788
AeroVironment, Inc. †	59,030	1,216,608
Innovative Solutions & Support, Inc. †	31,900	740,718
LMI Aerospace, Inc. † (S)	81,500	1,979,635
Orbital Sciences Corp. †	123,500	2,594,735
Teledyne Technologies, Inc. †	47,600	2,187,220
United Industrial Corp. (S)	35,500	2,129,290
		12,128,994

Agriculture (0.6%)
Andersons, Inc. (The) (S)	64,600	2,928,318

Airlines (0.4%)
World Air Holdings, Inc. †	161,846	1,942,152

Automotive (0.5%)
BorgWarner, Inc.	22,700	1,953,108
Force Protection, Inc. † (S)	28,700	592,368
		2,545,476

Banking (2.9%)
Capital Corporation of the West	24,400	584,624
Capitol Bancorp, Ltd.	36,000	983,880
Center Financial Corp.	50,000	846,000
City Holding Co.	27,800	1,065,574
Columbia Bancorp (S)	25,200	528,948
Columbia Banking Systems, Inc.	42,900	1,254,825
Corus Bankshares, Inc. (S)	86,700	1,496,442
Financial Institutions, Inc.	58,100	1,173,039
First Regional Bancorp †	13,200	335,808
PremierWest Bancorp	182,568	2,468,319
Trico Bancshares	98,200	2,195,752
West Coast Bancorp	23,700	720,243
Western Alliance Bancorp. †	24,100	719,385
Wilshire Bancorp, Inc.	46,725	569,111
		14,941,950

Basic Materials (0.4%)
Ceradyne, Inc. †	29,800	2,204,008

Beverage (0.1%)
Jones Soda Co. † (S)	55,600	779,512

Biotechnology (5.1%)
Affymetrix, Inc. †	47,600	1,184,764
Alexion Pharmaceuticals, Inc. † (S)	31,500	1,419,390
Digene Corp. †	69,100	4,149,455
Enzon Pharmaceuticals, Inc. † (S)	203,400	1,596,690
Illumina, Inc. † (S)	76,700	3,113,253
Integra LifeSciences Holdings † (S)	29,500	1,457,890

COMMON STOCKS (100.4%)* continued

	Shares	Value

Biotechnology continued
Invitrogen Corp. †	22,700	$ 1,674,125
LifeCell Corp. † (S)	60,500	1,847,670
MannKind Corp. † (S)	124,500	1,535,085
Medicines Co. †	140,900	2,482,658
MGI Pharma, Inc. †	118,600	2,653,082
Myriad Genetics, Inc. †	36,700	1,364,873
Orexigen Therapeutics, Inc. †	49,100	737,482
Viropharma, Inc. †	109,800	1,515,240
		26,731,657

Broadcasting (0.2%)
World Wrestling Entertainment, Inc.	70,100	1,120,899

Building Materials (0.5%)
Comfort Systems USA, Inc.	78,500	1,113,130
Genlyte Group, Inc. (The) †	19,176	1,506,083
		2,619,213

Chemicals (1.9%)
Airgas, Inc.	29,300	1,403,470
Celanese Corp. Ser. A	75,800	2,939,524
Hercules, Inc. † (S)	126,800	2,491,620
Koppers Holdings, Inc. (S)	93,500	3,149,080
		9,983,694

Commercial and Consumer Services (1.9%)
Dollar Financial Corp. †	65,900	1,878,150
Healthcare Services Group, Inc.	50,300	1,483,850
HMS Holdings Corp. †	56,700	1,085,238
TeleTech Holdings, Inc. †	48,600	1,578,528
Watson Wyatt Worldwide, Inc. Class A	38,400	1,938,432
Wright Express Corp. †	55,700	1,908,839
		9,873,037

Communications Equipment (1.2%)
CommScope, Inc. †	31,100	1,814,685
Comtech Telecommunications Corp. †	94,600	4,391,332
		6,206,017

Computers (5.1%)
Acme Packet, Inc. † (S)	152,606	1,753,443
Actuate Corp. †	499,500	3,391,605
American Reprographics Co. † (S)	89,800	2,764,942
Anixter International, Inc. †	27,200	2,045,712
ANSYS, Inc. †	62,800	1,664,200
Atheros Communications † (S)	41,100	1,267,524
Bottomline Technologies, Inc. †	109,800	1,356,030
Electronics for Imaging, Inc. †	71,500	2,017,730
Magma Design Automation, Inc. †	182,700	2,565,108
Micros Systems, Inc. †	33,800	1,838,720
Radiant Systems, Inc. †	142,700	1,889,348
Trident Microsystems, Inc. †	79,300	1,455,155
Vasco Data Security International, Inc. †	38,500	876,260
Verint Systems, Inc. †	54,700	1,712,110
		26,597,887

22

COMMON STOCKS (100.4%)* continued

	Shares	Value

Construction (0.8%)
Infrasourse Services, Inc. †	31,400	$ 1,164,940
Layne Christensen Co. †	76,400	3,128,580
		4,293,520

Consumer (1.2%)
Blue Nile, Inc. † (S)	38,100	2,301,240
Tupperware Brands Corp.	131,200	3,770,688
		6,071,928

Consumer Finance (0.8%)
World Acceptance Corp. †	92,100	3,935,433

Consumer Goods (0.6%)
Chattem, Inc. † (S)	12,900	817,602
Prestige Brands Holdings, Inc. †	184,400	2,393,512
		3,211,114

Consumer Services (2.3%)
1-800-FLOWERS.COM, Inc. Class A †	302,300	2,850,689
GSI Commerce, Inc. † (S)	82,100	1,864,491
Labor Ready, Inc. †	79,900	1,846,489
Nutri/System, Inc. † (S)	49,000	3,422,160
Phase Forward, Inc. †	124,300	2,091,969
		12,075,798

Distribution (0.8%)
LKQ Corp. †	87,300	2,152,818
MWI Veterinary Supply, Inc. †	52,792	2,105,873
		4,258,691

Electric Utilities (0.3%)
EnerNOC, Inc. †	7,000	266,910
Pike Electric Corp. †	58,217	1,302,896
		1,569,806

Electrical Equipment (1.2%)
GrafTech International, Ltd. †	162,800	2,741,552
LoJack Corp. †	144,400	3,218,676
		5,960,228

Electronics (3.9%)
Advanced Analogic
Technologies, Inc. †	196,400	1,905,080
Ansoft Corp. †	23,500	693,015
Axsys Technologies, Inc. †	69,700	1,490,883
Cavium Networks, Inc. †	5,910	133,684
Cypress Semiconductor Corp. †	23,900	556,631
General Cable Corp. †	42,400	3,211,800
IPG Photonics Corp. † (S)	84,080	1,677,396
Itron, Inc. † (S)	51,700	4,029,498
Mentor Graphics Corp. †	109,800	1,446,066
RF Micro Devices, Inc. † (S)	456,700	2,849,808
Silicon Image, Inc. †	146,800	1,259,544
Spreadtrum Communications, Inc.
ADR (China) †	55,000	799,150
		20,052,555

COMMON STOCKS (100.4%)* continued

	Shares	Value

Energy (3.8%)
Basic Energy Services, Inc. † (S)	74,000	$ 1,892,180
Core Laboratories NV (Netherlands) †	23,200	2,359,208
Grey Wolf, Inc. †	259,000	2,134,160
Gulf Island Fabrication, Inc.	56,000	1,943,200
Hercules Offshore, Inc. † (S)	61,800	2,001,084
Matrix Service Co. †	110,200	2,738,470
NATCO Group, Inc. †	73,000	3,360,920
Oceaneering International, Inc. †	25,300	1,331,792
Tidewater, Inc. (S)	29,800	2,112,224
		19,873,238

Energy (Other) (0.3%)
Comverge, Inc. †	10,700	331,807
JA Solar Holdings Co., Ltd. ADR
(China) † (S)	40,460	1,364,716
		1,696,523

Engineering & Construction (0.6%)
Aecom Technology Corp. †	28,800	714,528
EMCOR Group, Inc. †	32,900	2,398,410
		3,112,938

Entertainment (0.2%)
Town Sports International Holdings, Inc. †	52,400	1,012,368

Financial (0.4%)
FCStone Group, Inc. † (S)	33,179	1,901,488

Food (0.2%)
Hain Celesial Group, Inc. †	34,700	941,758

Forest Products and Packaging (0.7%)
Graphic Packaging Corp. † (S)	308,800	1,494,592
Silgan Holdings, Inc.	42,100	2,327,288
		3,821,880

Health Care Services (4.4%)
Air Methods Corp. †	34,600	1,268,782
AMN Healthcare Services, Inc. † (S)	80,083	1,761,826
Apria Healthcare Group, Inc. †	163,800	4,712,526
Bioenvision, Inc. †	321,200	1,856,536
Corvel Corp. †	62,500	1,633,750
HealthExtras, Inc. †	38,500	1,138,830
LHC Group, Inc. † (S)	63,100	1,653,220
Medcath Corp. †	77,300	2,458,140
Psychiatric Solutions, Inc. †	31,800	1,153,068
United Therapeutics Corp. † (S)	34,800	2,218,848
WellCare Health Plans, Inc. †	34,300	3,104,493
		22,960,019

Insurance (0.9%)
Markel Corp. †	4,100	1,986,696
Philadelphia Consolidated Holding Corp. †	66,000	2,758,800
		4,745,496

23

COMMON STOCKS (100.4%)* continued

	Shares	Value

Investment Banking/Brokerage (3.2%)
Affiliated Managers Group † (S)	18,700	$ 2,407,812
Calamos Asset Management, Inc. Class A	47,000	1,200,850
Evercore Partners, Inc. Class A	94,965	2,827,108
FBR Capital Markets Corp. † (S)	42,160	712,504
GFI Group, Inc. †	34,419	2,494,689
Greenhill & Co., Inc. (S)	23,470	1,612,624
KBW, Inc. † (S)	52,370	1,538,631
Penson Worldwide, Inc. †	112,300	2,754,719
SWS Group, Inc.	51,700	1,117,754
		16,666,691

Machinery (2.8%)
Applied Industrial Technologies, Inc. (S)	58,050	1,712,475
Bucyrus International, Inc. Class A	22,600	1,599,628
Columbus McKinnon Corp. †	64,100	2,064,020
Manitowoc Co., Inc. (The)	39,600	3,183,048
Terex Corp. †	33,200	2,699,160
Wabtec Corp.	88,200	3,221,946
		14,480,277

Manufacturing (1.9%)
Acuity Brands, Inc.	76,100	4,587,308
Knoll, Inc.	49,100	1,099,840
Mettler-Toledo International, Inc.
(Switzerland) †	25,100	2,397,301
Tredegar Corp.	94,400	2,010,720
		10,095,169

Media (0.4%)
Meredith Corp.	30,500	1,878,800

Medical Technology (4.2%)
Accuray, Inc. †	17,400	385,932
Hologic, Inc. †	30,000	1,659,300
Inverness Medical Innovations, Inc. † (S)	29,350	1,497,437
Meridian Bioscience, Inc.	198,000	4,288,680
Millipore Corp. †	25,000	1,877,250
NxStage Medical, Inc. †	56,900	735,717
PSS World Medical, Inc. †	76,300	1,390,186
Techne Corp. †	34,700	1,985,187
Vital Signs, Inc.	24,700	1,372,085
Volcano Corp. †	79,060	1,597,803
West Pharmaceutical Services, Inc.	82,400	3,885,160
Zoll Medical Corp. †	40,200	896,862
		21,571,599

Metals (2.1%)
A.M. Castle & Co.	35,200	1,264,032
Century Aluminum Co. †	45,600	2,491,128
Cleveland-Cliffs, Inc.	35,300	2,741,751
Quanex Corp. (S)	59,400	2,892,780
RBC Bearings, Inc. †	32,200	1,328,250
		10,717,941

Oil & Gas (1.8%)
Alon USA Energy, Inc. (S)	46,600	2,050,866
Frontier Oil Corp.	52,900	2,315,433
Pioneer Drilling Co. †	158,700	2,366,217

COMMON STOCKS (100.4%)* continued

	Shares	Value
Oil & Gas continued
Tesoro Corp.	31,800	$ 1,817,370
Todco Class A †	22,000	1,038,620
		9,588,506

Pharmaceuticals (2.9%)
Alkermes, Inc. †	46,500	678,900
Cephalon, Inc. †	37,400	3,006,586
Mylan Laboratories, Inc.	118,100	2,148,239
Salix Pharmaceuticals, Ltd. †	543,257	6,682,061
Santarus, Inc. † (S)	208,700	1,078,979
Sciele Pharma, Inc. † (S)	65,400	1,540,824
		15,135,589

Publishing (0.3%)
Marvel Entertainment, Inc. † (S)	64,500	1,643,460

Restaurants (3.4%)
Brinker International, Inc.	79,500	2,326,965
Buffalo Wild Wings, Inc. †	31,600	1,314,244
CEC Entertainment, Inc. †	60,400	2,126,080
Domino’s Pizza, Inc.	169,900	3,104,073
McCormick & Schmick’s Seafood
Restaurants, Inc. †	116,500	3,022,010
Morton’s Restaurant Group, Inc. †	129,960	2,353,576
Papa John’s International, Inc. †	65,900	1,895,284
Sonic Corp. †	68,400	1,513,008
		17,655,240

Retail (8.2%)
Aeropostale, Inc. †	56,900	2,371,592
Big Lots, Inc. †	90,900	2,674,278
Bon-Ton Stores, Inc. (The) (S)	36,400	1,458,184
Brown Shoe Co., Inc.	74,100	1,802,112
Cabela’s, Inc. †	54,760	1,211,839
Cash America International, Inc.	38,900	1,542,385
Dollar Tree Stores, Inc. †	62,400	2,717,520
Dress Barn, Inc. † (S)	83,200	1,707,264
EZCORP, Inc. Class A †	275,400	3,646,296
Iconix Brand Group, Inc. †	72,100	1,602,062
Jos. A. Bank Clothiers, Inc. † (S)	61,000	2,529,670
Longs Drug Stores Corp.	69,800	3,665,896
Nautilus, Inc. (S)	138,557	1,668,226
NBTY, Inc. †	47,000	2,030,400
Pantry, Inc. (The) †	28,700	1,323,070
Priceline.com, Inc. †	57,060	3,922,304
Ross Stores, Inc.	75,100	2,313,080
Timberland Co. (The) Class A †	42,900	1,080,651
Under Armour, Inc. Class A † (S)	26,800	1,223,420
Wolverine World Wide, Inc.	58,700	1,626,577
Zumiez, Inc. †	20,000	755,600
		42,872,426

Schools (0.2%)
Bright Horizons Family
Solutions, Inc. †	26,499	1,031,076

24

COMMON STOCKS (100.4%)* continued

	Shares	Value
Semiconductor (2.8%)
Advanced Energy Industries, Inc. †	161,500	$ 3,659,590
Cymer, Inc. †	19,400	779,880
Lam Research Corp. †	34,200	1,757,880
LTX Corp. †	527,800	2,934,568
Micrel, Inc.	74,400	946,368
Teradyne, Inc. † (S)	144,400	2,538,552
Ultra Clean Holdings †	71,700	1,002,366
Varian Semiconductor Equipment †	21,600	865,296
		14,484,500

Shipping (0.5%)
Kirby Corp. †	34,700	1,332,133
Ultrapetrol Bahamas, Ltd. (Bahamas) †	59,020	1,398,774
		2,730,907

Software (2.6%)
Blackboard, Inc. †	28,800	1,213,056
Epicor Software Corp. †	222,200	3,304,114
Informatica Corp. †	161,700	2,388,309
Interwoven, Inc. †	115,000	1,614,600
MicroStrategy, Inc. †	14,100	1,332,309
Parametric Technology Corp. †	168,100	3,632,641
		13,485,029

Staffing (1.2%)
Heidrick & Struggles International, Inc. †	37,900	1,941,996
Korn/Ferry International †	168,700	4,430,062
		6,372,058

Technology (1.1%)
Amkor Technologies, Inc. †	174,900	2,754,675
ON Semiconductor Corp. † (S)	298,200	3,196,704
		5,951,379

Technology Services (4.4%)
Authorize.Net Holdings, Inc. †	80,600	1,441,934
Blue Coat Systems, Inc. †	73,000	3,614,960
CNET Networks, Inc. †	170,900	1,399,671
Convergys Corp. †	70,500	1,708,920
Cybersource Corp. † (S)	106,800	1,288,008
IHS, Inc. Class A †	44,500	2,047,000
Infocrossing, Inc. †	189,800	3,505,606
Internap Network Services Corp. †	33,490	482,926
Knot, Inc. (The) †	36,800	742,992
Limelight Networks, Inc. †	41,200	814,936
SonicWall, Inc. †	221,500	1,902,685
Sykes Enterprises, Inc. †	79,100	1,502,109
Trizetto Group †	126,500	2,449,040
		22,900,787

Telecommunications (3.3%)
Brightpoint, Inc. †	93,000	1,282,470
C-COR.net Corp. †	181,200	2,547,672
Cbeyond, Inc. † (S)	62,800	2,418,428
Centennial Communications Corp. †	136,800	1,298,232
Dobson Communications Corp. †	177,400	1,970,914
Nice Systems, Ltd. ADR (Israel) †	60,800	2,112,192

COMMON STOCKS (100.4%)* continued

		Shares	Value
Telecommunications continued
OpNext, Inc. †		81,500	$ 1,079,060
SAVVIS, Inc. †		51,600	2,554,716
Syniverse Holdings, Inc. †		153,600	1,975,296
			17,238,980

Telephone (0.6%)
Telephone and Data Systems, Inc.		47,100	2,947,047

Textiles (2.9%)
G-III Apparel Group, Ltd. †		58,100	917,399
Gymboree Corp. (The) †		99,000	3,901,590
Maidenform Brands, Inc. †		201,300	3,997,818
Oxford Industries, Inc.		36,800	1,631,712
Phillips-Van Heusen Corp.		41,600	2,519,712
True Religion Apparel, Inc. † (S)		94,400	1,919,152
			14,887,383

Transportation (0.9%)
Hornbeck Offshore Services, Inc. †		119,900	4,647,324

Transportation Services (0.7%)
Dynamex, Inc. †		36,900	942,057
HUB Group, Inc. Class A † (S)		76,100	2,675,676
			3,617,733

Trucks & Parts (0.3%)
Spartan Motors, Inc. (S)		83,700	1,424,574

Total common stocks (cost $447,335,617)			$ 522,565,180

PURCHASED OPTIONS OUTSTANDING (—%)* (cost $132,221)

	Expiration date/	Contract
	strike price	amount	Value

Salix Pharmaceuticals,
Ltd. (Call)	Jul-07/$13.14	$95,377	$ 64,885

SHORT-TERM INVESTMENTS (14.2%)*

Principal amount/shares			Value

Putnam Prime Money
Market Fund (e)		877,407	$ 877,407
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.28%
to 5.53% and due dates ranging
from July 2, 2007 to August 20,
2007 (d)	$73,312,147		73,190,062

Total short-term investments (cost $74,067,469)			$ 74,067,469

TOTAL INVESTMENTS
Total investments (cost $521,535,307)			$ 596,697,534

25

* Percentages indicated are based on net assets of $520,736,270.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at June 30, 2007.

At June 30, 2007, liquid assets totaling $2,718,245 have been designated as collateral for open options.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING at 6/30/07 (premiums received $133,528)

	Contract	Expiration date/

	amount	strike price	Value
Salix Pharmaceuticals, Ltd. (Call)	$190,754	Jul-07/$14.25	$71,361

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 6/30/07

ASSETS

Investment in securities, at value, including $70,958,111 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $520,657,900)	$595,820,127
Affiliated issuers (identified cost $877,407) (Note 5)	877,407

Dividends, interest and other receivables	318,803

Receivable for shares of the fund sold	1,279,201

Receivable for securities sold	104,005

Total assets	598,399,543

LIABILITIES

Payable for securities purchased	1,795,659

Payable for shares of the fund repurchased	869,586

Payable for compensation of Manager (Notes 2 and 5)	1,094,108

Payable for investor servicing fees (Note 2)	152,710

Payable for custodian fees (Note 2)	9,440

Payable for Trustee compensation and expenses (Note 2)	57,170

Payable for administrative services (Note 2)	2,863

Payable for distribution fees (Note 2)	322,918

Collateral on securities loaned, at value (Note 1)	73,190,062

Written options outstanding, at value (premiums received $133,528) (Notes 1 and 3)	71,361

Other accrued expenses	97,396

Total liabilities	77,663,273

Net assets	$520,736,270

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$401,041,065

Accumulated net realized gain on investments (Note 1)	44,470,811

Net unrealized appreciation of investments	75,224,394

Total — Representing net assets applicable to capital shares outstanding	$520,736,270

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($393,875,655 divided by 16,099,632 shares)	$24.46

Offering price per class A share (100/94.75 of $24.46)*	$25.82

Net asset value and offering price per class B share ($53,216,699 divided by 2,272,256 shares)**	$23.42

Net asset value and offering price per class C share ($21,447,184 divided by 915,836 shares)**	$23.42

Net asset value and redemption price per class M share ($5,759,153 divided by 242,155 shares)	$23.78

Offering price per class M share (100/96.75 of $23.78)*	$24.58

Net asset value, offering price and redemption price per class R share ($11,905,283 divided by 491,052 shares)	$24.24

Net asset value, offering price and redemption price per class Y share ($34,532,296 divided by 1,397,575 shares)	$24.71

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations Year ended 6/30/07

INVESTMENT INCOME

Dividends	$ 2,488,413

Interest (including interest income of $288,346 from investments in affiliated issuers) (Note 5)	292,721

Securities lending	143,931

Total investment income	2,925,065

EXPENSES

Compensation of Manager (Note 2)	5,023,266

Investor servicing fees (Note 2)	1,714,785

Custodian fees (Note 2)	104,734

Trustee compensation and expenses (Note 2)	45,542

Administrative services (Note 2)	22,277

Distribution fees — Class A (Note 2)	934,393

Distribution fees — Class B (Note 2)	592,799

Distribution fees — Class C (Note 2)	212,546

Distribution fees — Class M (Note 2)	40,107

Distribution fees — Class R (Note 2)	50,613

Other	270,057

Non-recurring costs (Notes 2 and 6)	2,245

Costs assumed by Manager (Notes 2 and 6)	(2,245)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(678,947)

Total expenses	8,332,172

Expense reduction (Note 2)	(123,718)

Net expenses	8,208,454

Net investment loss	(5,283,389)

Net realized gain on investments (Notes 1 and 3)	59,514,097

Net realized loss on futures contracts (Note 1)	(128,729)

Net realized gain on written options (Notes 1 and 3)	446,318

Net unrealized appreciation of investments and written options during the year	15,331,285

Net gain on investments	75,162,971

Net increase in net assets resulting from operations	$69,879,582

The accompanying notes are an integral part of these financial statements.

28

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	6/30/07	6/30/06

Operations:
Net investment loss	$ (5,283,389)	$ (4,627,183)

Net realized gain on investments	59,831,686	32,424,448

Net unrealized appreciation of investments	15,331,285	3,169,726

Net increase in net assets resulting from operations	69,879,582	30,966,991

Distributions to shareholders (Note 1):

From net realized long-term gain on investments

Class A	(21,735,446)	(14,515,104)

Class B	(3,667,576)	(4,038,889)

Class C	(1,287,760)	(917,405)

Class M	(314,221)	(268,576)

Class R	(584,203)	(318,067)

Class Y	(1,896,067)	(1,747,247)

Redemption fees (Note 1)	25,934	2,560

Increase (decrease) from capital share transactions (Note 4)	(34,535,257)	150,049,784

Total increase in net assets	5,884,986	159,214,047

NET ASSETS

Beginning of year	514,851,284	355,637,237

End of year (including undistributed net investment income of $— and $46,892, respectively)	$520,736,270	$514,851,284

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a,b)	investments	operations	investments	distributions	fees	of period	value (%)(c)	(in thousands)	assets (%)(a,d)	net assets (%)(a)	(%)

CLASS A
June 30, 2007	$22.58	(.21)	3.45	3.24	(1.36)	(1.36)	—(e)	$24.46	14.93	$393,876	1.54	(.94)	103.19
June 30, 2006	21.65	(.21)(f)	2.42	2.21	(1.28)	(1.28)	—(e)	22.58	10.17	374,810	1.54(f)	(.91)(f)	112.19
June 30, 2005	20.03	(.18)(g,h)	2.10	1.92	(.30)	(.30)	—(e)	21.65	9.61	237,324	1.55	(.90)(g,h)	92.37
June 30, 2004	15.27	(.18)	4.94	4.76	—	—	—(e)	20.03	31.17	159,769	1.55	(.99)	86.96
June 30, 2003	14.96	(.16)	.47	.31	—	—	—	15.27	2.07	57,828	1.55	(1.22)	102.76

CLASS B
June 30, 2007	$21.83	(.37)	3.32	2.95	(1.36)	(1.36)	—(e)	$23.42	14.08	$53,217	2.29	(1.70)	103.19
June 30, 2006	21.12	(.37)(f)	2.36	1.99	(1.28)	(1.28)	—(e)	21.83	9.36	68,710	2.29(f)	(1.67)(f)	112.19
June 30, 2005	19.69	(.33)(g,h)	2.06	1.73	(.30)	(.30)	—(e)	21.12	8.81	68,758	2.30	(1.68)(g,h)	92.37
June 30, 2004	15.12	(.32)	4.89	4.57	—	—	—(e)	19.69	30.23	67,549	2.30	(1.74)	86.96
June 30, 2003	14.93	(.25)	.44	.19	—	—	—	15.12	1.27	22,474	2.30	(1.97)	102.76

CLASS C
June 30, 2007	$21.82	(.37)	3.33	2.96	(1.36)	(1.36)	—(e)	$23.42	14.14	$21,447	2.29	(1.69)	103.19
June 30, 2006	21.12	(.37)(f)	2.35	1.98	(1.28)	(1.28)	—(e)	21.82	9.31	21,678	2.29(f)	(1.66)(f)	112.19
June 30, 2005	19.69	(.33)(g,h)	2.06	1.73	(.30)	(.30)	—(e)	21.12	8.81	14,148	2.30	(1.66)(g,h)	92.37
June 30, 2004	15.12	(.33)	4.90	4.57	—	—	—(e)	19.69	30.23	12,385	2.30	(1.75)	86.96
June 30, 2003	14.93	(.25)	.44	.19	—	—	—	15.12	1.27	4,399	2.30	(1.97)	102.76

CLASS M
June 30, 2007	$22.09	(.32)	3.37	3.05	(1.36)	(1.36)	—(e)	$23.78	14.38	$5,759	2.04	(1.43)	103.19
June 30, 2006	21.31	(.32)(f)	2.38	2.06	(1.28)	(1.28)	—(e)	22.09	9.61	5,688	2.04(f)	(1.42)(f)	112.19
June 30, 2005	19.82	(.28)(g,h)	2.07	1.79	(.30)	(.30)	—(e)	21.31	9.05	5,108	2.05	(1.42)(g,h)	92.37
June 30, 2004	15.18	(.29)	4.93	4.64	—	—	—(e)	19.82	30.57	5,305	2.05	(1.50)	86.96
June 30, 2003	14.94	(.22)	.46	.24	—	—	—	15.18	1.61	2,083	2.05	(1.72)	102.76

CLASS R
June 30, 2007	$22.44	(.27)	3.43	3.16	(1.36)	(1.36)	—(e)	$24.24	14.65	$11,905	1.79	(1.18)	103.19
June 30, 2006	21.57	(.27)(f)	2.42	2.15	(1.28)	(1.28)	—(e)	22.44	9.92	9,500	1.79(f)	(1.17)(f)	112.19
June 30, 2005	20.01	(.21)(g,h)	2.07	1.86	(.30)	(.30)	—(e)	21.57	9.32	396	1.80	(1.03)(g,h)	92.37
June 30, 2004†	18.58	(.12)	1.55	1.43	—	—	—(e)	20.01	7.70*	19	1.05*	(.72)*	86.96

CLASS Y
June 30, 2007	$22.73	(.16)	3.50	3.34	(1.36)	(1.36)	—(e)	$24.71	15.28	$34,532	1.29	(.69)	103.19
June 30, 2006	21.73	(.15)(f)	2.43	2.28	(1.28)	(1.28)	—(e)	22.73	10.46	34,466	1.29(f)	(.67)(f)	112.19
June 30, 2005	20.06	(.13)(g,h)	2.10	1.97	(.30)	(.30)	—(e)	21.73	9.85	29,903	1.30	(.65)(g,h)	92.37
June 30, 2004††	18.41	(.09)	1.74	1.65	—	—	—(e)	20.06	8.96*	14,355	.86*	(.49)*	86.96

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30													31

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

† † For the period November 3, 2003 (commencement of operations) to June 30, 2004.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	6/30/07	6/30/06	6/30/05	6/30/04	6/30/03

Class A	0.14%	0.12%	0.15%	0.12%	0.56%

Class B	0.14	0.12	0.15	0.12	0.56

Class C	0.14	0.12	0.15	0.12	0.56

Class M	0.14	0.12	0.15	0.12	0.56

Class R	0.14	0.12	0.15	0.09	N/A

Class Y	0.14	0.12	0.15	0.10	N/A

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.03	0.15%

Class B	0.03	0.13

Class C	0.03	0.14

Class M	0.03	0.13

Class R	0.05	0.26

Class Y	0.03	0.15

The accompanying notes are an integral part of these financial statements.

32

Notes to financial statements 6/30/07

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately seven years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Prior to July 1, 2007, class B shares had converted to class A shares after approximately eight years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are

33

recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2007, the value of securities loaned amounted to $70,958,111. The fund received cash collateral of $73,190,062 which is pooled with collateral of other Putnam funds into 56 issues of high-grade short-term investments. The fund also received high-quality, highly-rated securities of $774,971 in non-cash collateral.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, nontaxable dividends and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2007, the fund reclassified $5,236,497 to decrease accumulated net investment loss and $44,161 to decrease paid-in-capital with a decrease to accumulated net realized gains of $5,192,336.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2007 were as follows:

Unrealized appreciation	$ 94,352,377
Unrealized depreciation	(19,859,139)
——————————————
Net unrealized appreciation	74,493,238
Undistributed long-term gain	29,146,673
Undistributed short-term gain	15,995,218
Cost for federal income tax purposes	$522,204,296

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2008, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage

34

services arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 1.30% of the fund’s average net assets.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the year ended June 30, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $673,628 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract that became effective upon the sale.

For the year ended June 30, 2007, Putnam Management has assumed $2,245 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2007, the fund incurred $1,804,585 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2007, the fund’s expenses were reduced by $123,718 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $347, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $60,327 and $323 from the sale of class A and class M shares, respectively, and received $77,291 and $3,031 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2007, Putnam Retail Management, acting as underwriter, received $1,056 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $515,499,234 and $578,038,600, respectively. There were no purchases or sales of U.S. government securities Written option transactions during the year ended June 30, 2007 are summarized as follows:

35

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ 25,600	$ 22,305

Options opened	546,741	630,922
Options exercised	(104,311)	(61,731)
Options expired	(243,005)	(432,267)
Options closed	(34,271)	(25,701)

Written options outstanding
at end of year	$ 190,754	$ 133,528

Note 4: Capital shares

At June 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 6/30/07:
Shares sold	4,457,543	$ 100,535,403

Shares issued in connection with
reinvestment of distributions	889,547	19,828,017

	5,347,090	120,363,420

Shares repurchased	(5,846,768)	(132,572,647)

Net decrease	(499,678)	$ (12,209,227)

Year ended 6/30/06:
Shares sold	9,193,778	$ 213,855,640

Shares issued in connection with
reinvestment of distributions	559,245	12,694,861

	9,753,023	226,550,501

Shares repurchased	(4,116,689)	(94,682,150)

Net increase	5,636,334	$ 131,868,351

CLASS B	Shares	Amount

Year ended 6/30/07:
Shares sold	259,990	$ 5,626,889

Shares issued in connection with
reinvestment of distributions	160,106	3,431,185

	420,096	9,058,074

Shares repurchased	(1,295,689)	(28,180,430)

Net decrease	(875,593)	$(19,122,356)

Year ended 6/30/06:
Shares sold	894,019	$ 20,184,011

Shares issued in connection with
reinvestment of distributions	170,330	3,752,375

	1,064,349	23,936,386

Shares repurchased	(1,172,626)	(26,177,638)

Net decrease	(108,277)	$ (2,241,252)

CLASS C	Shares	Amount

Year ended 6/30/07:
Shares sold	214,557	$ 4,659,056

Shares issued in connection with
reinvestment of distributions	45,789	981,257

	260,346	5,640,313

Shares repurchased	(337,778)	(7,424,590)

Net decrease	(77,432)	$ (1,784,277)

Year ended 6/30/06:
Shares sold	455,785	$10,337,592

Shares issued in connection with
reinvestment of distributions	35,653	785,441

	491,438	11,123,033

Shares repurchased	(168,206)	(3,753,927)

Net increase	323,232	$ 7,369,106

CLASS M	Shares	Amount
Year ended 6/30/07:
Shares sold	71,059	$ 1,571,145

Shares issued in connection with
reinvestment of distributions	14,303	310,801

	85,362	1,881,946

Shares repurchased	(100,654)	(2,181,123)

Net decrease	(15,292)	$ (299,177)

Year ended 6/30/06:
Shares sold	120,658	$ 2,754,962

Shares issued in connection with
reinvestment of distributions	11,877	264,495

	132,535	3,019,457

Shares repurchased	(114,849)	(2,546,675)

Net increase	17,686	$ 472,782

CLASS R	Shares	Amount

Year ended 6/30/07:
Shares sold	238,785	$ 5,372,356

Shares issued in connection with
reinvestment of distributions	24,624	544,685

	263,409	5,917,041

Shares repurchased	(195,688)	(4,355,751)

Net increase	67,721	$ 1,561,290

Year ended 6/30/06:
Shares sold	437,290	$10,004,094

Shares issued in connection with
reinvestment of distributions	13,455	303,959

	450,745	10,308,053

Shares repurchased	(45,758)	(1,039,589)

Net increase	404,987	$ 9,268,464

36

CLASS Y	Shares	Amount

Year ended 6/30/07:
Shares sold	318,099	7,290,702

Shares issued in connection with
reinvestment of distributions	84,345	1,896,067

	402,444	9,186,769

Shares repurchased	(520,887)	(11,868,279)

Net decrease	(118,443)	$ (2,681,510)

Year ended 6/30/06:
Shares sold	571,456	$ 13,380,274

Shares issued in connection with
reinvestment of distributions	76,566	1,747,247

	648,022	15,127,521

Shares repurchased	(507,863)	(11,815,188)

Net increase	140,159	$ 3,312,333

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2007, management fees paid were reduced by $5,319 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $288,346 for the year ended June 30, 2007. During the year ended June 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $183,978,325 and $187,876,104, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

37

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $38,685,478 as long term capital gain, for its taxable year ended June 30, 2007.

The fund designated 14.97% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended June 30, 2007, the fund hereby designates 14.92%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended June 30, 2007. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Merrill Lynch, Goldman Sachs, Credit Suisse First Boston, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 39% of the total brokerage commissions paid for the year ended June 30, 2007.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen Securities Corp., Thomas Weisel Partners, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

38

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

10,534,085	609,698	794,565

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners). Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.

Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President	Judith Cohen
One Post Office Square		Vice President, Clerk and Assistant Treasurer
Boston, MA 02109	Charles E. Porter
	Executive Vice President, Principal	Wanda M. McManus
Marketing Services	Executive Officer, Associate Treasurer	Vice President, Senior Associate Treasurer
Putnam Retail Management	and Compliance Liaison	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Senior Vice President and Treasurer	Vice President, Assistant Clerk,
Custodian	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer

Accounting Firm	Susan G. Malloy
PricewaterhouseCoopers LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker	Richard S. Robie, III
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN076 246050 8/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2007	$63,559	$84	$4,060	$671*
June 30, 2006	$50,867*	$--	$3,597	$ -

* Includes fees of $626 and $436 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2007 and June 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2007and June 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $135,031 and $263,272 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
June 30,
2007	$ -	$ 41,129	$ -	$ -
June 30
, 2006	$ -	$ 138,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 29, 2007